Supplementry Financial Statement Information (Details) - Schedule of Financial Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Schedule of Financial Income [Abstarct]
Interest income	$ 161	$ 51	$ 3
Exchange rate differences, Net	142	672	(58)
Bank fees	(12)	(17)	(90)
Adjustment of royalty obligation	21	(23)
Total	$ 312	$ 683	$ (145)